UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2025

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On June 4, 2025, Scilex Holding Company (the “Company”) convened and adjourned, without conducting any business, its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) due to a lack of the required quorum.

The Annual Meeting will reconvene on June 20, 2025 at 9:00 a.m. Pacific Time via live audio webcast on the Internet at www.virtualshareholdermeeting.com/SCLX2025 to provide the Company’s stockholders with additional time to vote on the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2025. No changes have been made to the proposals to be voted on by the stockholders at the Annual Meeting.

The record date for determining stockholder eligibility to vote at the Annual Meeting will remain the close of business on May 15, 2025. Proxies previously submitted will be voted at the Annual Meeting unless properly revoked, and the stockholders who have already submitted a proxy or otherwise voted need not take any action.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Jaisim Shah
	Name:	Jaisim Shah
Date: June 4, 2025	Title:	Chief Executive Officer and President